Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt

Note 9—Debt

The following summarizes the recent significant transactions impacting the Company’s indebtedness:

•

In connection with the Acquisition on January 31, 2014, as discussed in Note 2, the Company entered into the 2014 Senior Secured Credit Facility, which consisted of a $20.0 million revolving line of credit and a $105.0 million term loan. Also on January 31, 2014, the Company entered into the $40.0 million Second Lien Term Loan. The interest rate on both the revolving credit facility and the term loan under the 2014 Senior Secured Credit Facility was 6.25% per annum as of December 31, 2015. The interest rate on the Second Lien Term Loan was 11% per annum as of December 31, 2015.

•

On June 7, 2016, the Company incurred an incremental $64.0 million in term loan borrowings under the 2014 Senior Secured Credit Facility to fund, in part, a $72.0 million special dividend to stockholders, and increased the total availability under the revolving credit facility to $25.0 million.

•	On September 27, 2016, the Company used a portion of the proceeds from the initial public offering to repay the entire outstanding balance of $40.0 million from the Second Lien Term Loan.
•

On December 23, 2016, the Company refinanced its outstanding obligations under the 2014 Senior Secured Credit Facility, entering into a new 5-year, $200.0 million senior secured credit facility (the “Senior Secured Credit Facility”), as further described below.

The Company’s outstanding debt as of December 31, 2015 and 2016 consists of the following (in thousands):

	December 31, 2015	December 31, 2016
Debt:
Revolving credit facility	$7,700	$-
Term loan	100,406	162,627
Second lien term loan	40,000	-
Capital lease obligations	-	2,766
Total debt	148,106	165,393
Less: debt issuance costs	(3,187)	(566)
Total debt, net of issuance costs	144,919	164,827
Less: current portion	(10,325)	(8,650)
Long-term portion of debt	$134,594	$156,177

Senior secured credit facility

On December 23, 2016, the Company entered into a new five-year, $200.0 million senior secured credit facility with a syndicate consisting of several large financial institutions. The facility consists of a $35.0 million revolving line of credit (the “Revolving Credit Facility”) and a $165.0 million term loan (the “Term Loan Facility”).

All amounts under the Revolving Credit Facility are available for draw until the maturity date on December 23, 2021. The Revolving Credit Facility is collateralized by substantially all of the Company’s assets and requires payment of an unused fee ranging from 0.35% to 0.25% (depending on the Company’s consolidated total net leverage ratio) times the average daily amount of unutilized commitments under the Revolving Credit Facility. The Revolving Credit Facility also provides for sub-facilities in the form of a $7.0 million letter of credit and a $5.0 million swing line loan; however, all amounts under the Revolving Credit Facility cannot exceed $35.0 million. The unused balance of the Revolving Credit Facility as of December 31, 2016 was $34.5 million.

The Term Loan Facility maturity date is also December 23, 2021, and is collateralized by substantially all of the Company’s assets. Amortization installment payments on the Term Loan Facility are required to be made in quarterly installments of (i) $2,062,500 for fiscal quarters ending March 31, 2017 through December 31, 2018, (ii) $2,475,000 for fiscal quarters ending March 31, 2019 through December 31, 2019, (iii) $3,093,750 for fiscal quarters ending March 31, 2020 through December 31, 2020 and (iv) $4,125,000 for fiscal quarters ending March 31, 2021 through September 30, 2021. The remaining Term Loan Facility balance is due upon the maturity date. The Term Loan Facility can be prepaid at any time without penalty and is subject to mandatory prepayments when there is (i) excess cash flow, which is defined as EBITDA less certain customary deductions, (ii) non-ordinary course asset dispositions that result in net proceeds in excess of $2.5 million during a year, unless reinvested within twelve months, or (iii) issuance of additional debt.

Both the Revolving Credit Facility and the Term Loan Facility bear interest, at the Company’s option, at a rate per annum equal to either (i) the greater of (x) 3.00% and (y) an adjusted LIBOR rate determined by reference to the cost of funds for U.S. dollar deposits for the applicable interest period plus an applicable margin ranging from 2.00% to 3.50% based on the Company’s consolidated total net leverage ratio or (ii) the greater of (x) 2.00% and (y) a floating base rate plus an applicable margin ranging from 1.00% to 2.50% based on the Company’s consolidated total net leverage ratio. The interest rate on both the Revolving Credit Facility and the Term Loan was 4.5% per annum as of December 31, 2016.

The Company incurred costs directly related to the Senior Secured Credit Facility of $2.3 million, consisting primarily of lender fees of $2.1 million and third-party fees of $0.2 million. These fees were allocated between the Revolving Credit Facility and the Term Loan Facility, with the portion attributable to the Term Loan Facility recorded as a reduction of the carrying amount of the debt and the portion attributable to the Revolving Credit Facility recorded as a noncurrent asset.

The Senior Secured Credit Facility contains a number of covenants that, among other things, restrict the Company’s ability to (subject to certain exceptions) pay dividends and distributions or repurchase its capital stock, incur additional indebtedness, create liens on assets, engage in mergers or consolidations and sell or otherwise dispose of assets. The Senior Secured Credit Facility also includes reporting, financial and maintenance covenants that require the Company to, among other things, comply with certain consolidated total net leverage ratios and consolidated fixed charge coverage ratios. As of December 31, 2015 and 2016, the Company was in compliance with all financial covenants.

Aggregate future minimum principal payments on the Term Loan are as follows (in thousands):

Year ending December 31,
2017	$8,250
2018	8,250
2019	9,900
2020	12,375
Thereafter	126,225
Total	$165,000

Interest expense and extinguishment of debt

In September 2016, the Company used a portion of the proceeds from the initial public offering to repay the entire outstanding balance of the Second Lien Term Loan. In connection with this extinguishment of debt, the Company incurred a $0.4 million prepayment penalty and wrote off $0.5 million in unamortized debt issuance costs attributable to the Second Lien Term Loan.

Additionally, as described above, in December 2016, the Company entered into a new Senior Secured Credit Facility and a portion of the debt outstanding under the 2014 Senior Secured Credit Facility was considered extinguished. In connection with this extinguishment of debt, the Company wrote off $1.7 million in unamortized debt discount and debt issuance costs, as well as approximately $0.1 million in other fees associated with the refinancing transaction. For the portion of the 2014 Senior Secured Credit Facility that was not considered extinguished, approximately $0.7 million in unamortized debt discount and $0.8 million in unamortized debt issuance costs remain on the balance sheet and are being amortized over the 5-year term of the new Senior Secured Credit Facility.

The components of interest expense are as follows (in thousands):

	Predecessor	Successor
	Period from	Period from
	January 1, 2014	February 1, 2014
	through	through	Year ended December 31,
	January 31, 2014	December 31, 2014	2015	2016
Interest of term loan debt	$126	$10,192	$10,988	$12,076
Amortization of debt issuance costs	-	993	1,101	1,281
Loss on extinguishment of debt	-	-	-	2,736
Interest on revolving line of credit	2	369	700	190
Other	-	(9)	(68)	-
Interest expense, net	$128	$11,545	$12,721	$16,283